UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2009

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 28, 2009, Duke Realty Corporation (the “Company”), as the sole General Partner of Duke Realty Limited Partnership (the “Operating Partnership”), executed the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”). The effective date of the Partnership Agreement was October 28, 2009. Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2009, the Company issued a press release (the “Press Release”) announcing its results of operations and financial condition for the third quarter ended September 30, 2009. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

On October 29, 2009, the Company also held a conference call to discuss the Company’s financial results for the third quarter ended September 30, 2009. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 7.01.	Regulation FD Disclosure.

On November 3, 2009 and November 4, 2009, officers of the Company will participate in one-on-one sessions with investors and will refer to a slide presentation. A copy of the slide presentation will be available on the Investor Relations page of the Company’s website at http:///investor.dukerealty.com for a period of at least 12 months following the presentation. The information contained on our website is not part of this filing.

The information contained in this Item 7.01, including the related information set forth in the slide presentation available on our website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, dated as of October 28, 2009 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Operating Partnership, filed with the Commission on November 3, 2009).

99.1	Duke Realty Corporation press release dated October 28, 2009, with respect to its financial results for the third quarter ended September 30, 2009.*

99.2	Duke Realty Corporation transcript from the conference call held on October 29, 2009, with respect to its financial results for the third quarter ended September 30, 2009.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

		By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated:	11/03/09